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                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Encision Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-37323).


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP



Denver, Colorado
June 10, 2002.